UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

KBS GROWTH & INCOME REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56050	47-2778257

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Disposition of The Offices at Greenhouse

On July 24, 2024, KBS Growth & Income REIT, Inc. (the “Company”), filed a Current Report on Form 8-K dated July 23, 2024 with regard to the disposition of a five-story Class A office building containing 203,284 rentable square feet located on approximately 4.6 acres of land in Houston, Texas (“The Offices at Greenhouse”). The Company hereby amends the Form 8-K dated July 23, 2024 to provide the required pro forma information related to its disposition of The Offices at Greenhouse.

ITEM 8.01 OTHER EVENTS

Liquidating Distribution Authorized

Pursuant to the terms of the Company’s Plan of Liquidation, on July 29, 2024, the Company’s board of directors authorized a liquidating distribution in the amount of $0.12048602 per share of common stock to the Company’s stockholders of record as of the close of business on July 29, 2024 (the “Liquidating Distribution”). The Liquidating Distribution will be funded from net proceeds from the Company’s liquidation. The Company expects to pay the Liquidating Distribution on July 31, 2024.

The Liquidating Distribution will generally be characterized as a return of capital, to the extent the stockholder has sufficient basis, and will be included in each stockholder’s Form 1099 for the year ending December 31, 2024. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Liquidating Distribution in light of his or her particular investment or tax circumstances.

Following the payment of the Liquidating Distribution, all shares of the Company’s outstanding common stock will be cancelled and no longer deemed to be outstanding and all rights of the holders thereof as stockholders will cease and terminate. In addition, the Company will file appropriate notification with the Securities and Exchange Commission to fully terminate its obligations under the U.S. securities laws.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

KBS Growth & Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-1

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of March 31, 2024 (Liquidation Basis)	F-2

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Three Months Ended March 31, 2024	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: July 29, 2024	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

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KBS GROWTH & INCOME REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the condensed consolidated statement of net assets of KBS Growth & Income REIT, Inc. (“KBS Growth & Income REIT”) as of March 31, 2024 (liquidation basis, unaudited), the related condensed consolidated statement of changes in net assets for the three months ended March 31, 2024 (liquidation basis, unaudited), and the notes thereto. The condensed consolidated financial statements of KBS Growth & Income REIT as of and for the three months ended March 31, 2024 have been included in KBS Growth & Income REIT’s prior filings with the SEC.

The following unaudited pro forma condensed consolidated statement of net assets as of March 31, 2024 has been prepared to give effect to the disposition of The Offices at Greenhouse as if the disposition occurred on March 31, 2024. The unaudited pro forma condensed consolidated statement of net assets does not purport to reflect the actual transaction or financial position of KBS Growth & Income REIT as the disposition occurred on July 23, 2024.

The following unaudited pro forma condensed consolidated statement of changes in net assets for the three months ended March 31, 2024 has been prepared to give effect to the July 23, 2024 disposition of The Offices at Greenhouse as if the disposition occurred on January 1, 2024.

These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of The Offices at Greenhouse been consummated as of the dates indicated.

KBS GROWTH & INCOME REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

As of March 31, 2024

(Liquidation Basis, in thousands)

Pro Forma Adjustments

	KBS Growth & Income REIT Historical (a)	The Offices at Greenhouse		Pro Forma Total
Assets

Real estate	$34,021	$(34,021)	(b)	$—

Cash and cash equivalents	2,462	(555)	(c)	1,907

Restricted cash	2,239	(2,239)	(d)	—

Other assets	10	—		10

Total assets	$38,732	$(36,815)		$1,917

Liabilities

Liabilities for estimated costs in excess of estimated receipts during liquidation	$644	$(129)		$515

Notes payable	36,035	(36,035)	(e)	—

Accounts payable and accrued liabilities	773	(457)		316

Due to affiliates	23	—		23

Other liabilities	194	(194)	(f)	—

Total liabilities	$37,669	$(36,815)		$854

Commitments and contingencies

Net assets in liquidation	$1,063	$—		$1,063

KBS GROWTH & INCOME REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

As of March 31, 2024

(a)	Historical condensed consolidated statement of net assets derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q as of March 31, 2024.

(b)	Represents adjustments to reflect the disposition of The Offices at Greenhouse.

(c)	Represents the adjustment for cash and cash equivalents related to The Offices at Greenhouse to be transferred to the Lender pursuant to the Discounted Payoff Agreement.

(d)	Represents the adjustment for the restricted cash balances to be transferred to the Company’s lenders.

(e)	Represents the payoff and full and complete satisfaction of all obligations of the Modified Term Loan that was secured by The Offices at Greenhouse pursuant to the Discounted Payoff Agreement.

(f)	Represents the adjustment for rental security deposit obligations transferred to the Purchaser upon disposition.

KBS GROWTH & INCOME REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Three Months Ended March 31, 2024

(Liquidation Basis, in thousands)

Pro Forma Adjustments

	KBS Growth & Income REIT Historical (a)	The Offices at Greenhouse	Pro Forma Total
Net assets in liquidation, beginning of period	$1,025	$—	$1,025

Changes in net assets in liquidation

Change in liquidation value of real estate properties after closing costs/disposition fees	(264)	—	(264)

Change in estimated cash flow during liquidation	86	—	86

Change in estimated capital expenditures	258	—	258

Other changes, net	(42)	—	(42)

Changes in net assets in liquidation	38	—	38

Net assets in liquidation, end of period	$1,063	$—	$1,063

KBS GROWTH & INCOME REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Three Months Ended March 31, 2024

(a)	Historical condensed consolidated statement of changes in net assets derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2024.